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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation of our report dated February 2, 1996 on the combined financial statements of CPI Plastics, Inc., CP Illinois, Inc., and CP Ohio, Inc. as of December 31, 1995 and 1994 and for the three year period ended December 31, 1995, in this Form S-4.

                                          PLANTE & MORAN, LLP

Southfield, Michigan
December 6, 1996